Exhibit 32

AMERICANWEST BANCORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Patrick J. Rusnak, state and attest that:

(1) I am the Chief Executive Officer and Chief Financial Officer of AmericanWest Bancorporation (the “Registrant”).

(2) I hereby certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge

•

the amendement to the Annual Report on Form 10-K of the Registrant for the year ended December 31, 2009 (the “periodic report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78 o(d)); and

•	the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Name:	/s/ Patrick J. Rusnak
Title	President and Chief Executive Officer and Chief Financial Officer
Date:	April 30, 2010